 A Leader in Cashless Transactions,
 Networked Services, and Energy Management
 Creating Value Through Innovation
July 22, 2008

With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risk and uncertainties that may individually or mutually impact the matters herein described, including but not limited to the ability of the Company to increase revenues in the future due to the developing and unpredictable markets for its products, the ability to achieve a positive cash flow, the ability to obtain orders for or install its products, the ability to obtain new customers and the ability to commercialize its products, which could cause actual results or revenues to differ materially from those contemplated by these statements.
Forward Looking Statement

Significant Market Opportunity
USAT believes that it has a significant opportunity to penetrate several large markets, particularly the vending market.

Significant Market Opportunity - Vending industry and other unattended markets are large, global and underpenetrated
Market is Positioned for Rapid Growth - Driven by technology improvements, consumer demand, improvements in payment card regulations, and vending industry dynamics
Market Leader - USAT is a market leader in all of its markets
   • Vending -- 90%
   • Self Serve Business Center -- 50%
   • Energy Products -- 100%
Significant Barriers to Entry
   • Patent portfolio -- 69 patents issued
   • Technology/product leadership
   • Industry relationships (e.g., MasterCard, Coke, Pepsi, Sony, many others)
Attractive Long-term Financial Model
   • Significant revenue growth
   • Unique recurring revenue streams
Investment Highlights

ePort® for Cashless Vending
• Enables cashless payments including credit/debit
• Designed for rapid retrofit - 10 minutes or less
• Instantly on network
    • Turnkey wireless connection
    •  Provides operators with online access to sales data
• Multiple forms of cashless payment including credit/debit
  cards
• Increase sales by approximately 20%
• Increase in average purchase by 32% vs. cash
• Less than 1 year payback
• Hardware cost $450/unit
• $9.95/month/unit network services fee
• 5% credit card processing fee
Customer Economics

ePort Connect™ Service

Web-Based Reporting for
Distributed Assets

24/7 Customer Service

Cashless Transactions

Introduction of the
ePort G7 in March 2008
 • Wireless, cashless transaction solution
 • Combines traditional mag-stripe and RF payment capabilities
 • Ability to read USA Technologies’ PayDot™
 • New look with a more robust form factor
 • Faster installation and activation
 • ePort Remote Upgrade™ capability (over the air software updates)
 • Increased DEX capability for improved machine compatibility

 MasterCard and Coca-Cola Bottlers Point of Sale
 Merchandising for Cashless Vending
ePort® Merchandising

Customers/Deployments

eSuds™ Product Overview
   • Less than 1 year payback
   • 15% increase in sales
   • Insulate contracts/gain share
   • Hardware cost $200/unit
   • $2.50/month/unit network service contract
      per washer and dryer
Customer Economics
Online availability of washers and dryers
Payments via student ID or PIN
“Cycle Done” notification
   • Email
   • Cell Phone
   • Pager

Web-Based Reporting for eSuds™

Customers

Product Overview
• Nearly 400 units installed nationwide
• Major hotel partners
• Hotel Industry's Top Technology 2003
• Hotel Industry’s Overall Top Product 2003
• Minimum payments for hardware and up
  to 50% of revenue over minimum
• Outsourced maintenance

 Westin Chicago River North

Customers

Unattended Kiosks
US Kiosk Market (# of kiosks).............800,000*
Worldwide Kiosk Market..................1,225,000*
Kiosk Market Statistics
 Sony PictureStation
 Fantasy Photobooth
USAT Kiosk Model
Expenditures at kiosks expected to grow 18% in
2008**
Over 1,000 kiosks currently connected to
USALive® Network
Revenue Model
  • Hardware/software: $400
  • Credit card processing: 3% - 5%
  • Monthly service fee: $10 - $20
 Starbucks Coffee
* Source: Summit Research Associates
** Source: IHL Consulting

 Cashless Terminals Installed
 Base by Quarter

®
• Less than 1 year payback
• Saves 40% of electric bill per unit
• Average electric bill/unit ~ $300 per year
• Average sales price of $90.00
• Initial market is U.S. install base of 4 million
  refrigerated beverage vending machines
Customer Economics
Product Overview
Texas recently passed legislation requiring
energy conserving technology in all vending
machines.
Recent Developments

Key Industry Trends

Consumer Demand
• Increased per unit revenue
• Increased per transaction unit
  sales
• Need for accurate, real-time
  sales data
Market Sponsorship
Technology Improvements
• Wireless reliability up/costs
  down
• Hardware costs continue to
  decline, increasing ROI of USAT
  solutions
• MasterCard and others are
  driving broader market
  acceptance
• Recent debit card legislation
  maximizes market
  size/opportunity
USAT believes that the confluence of several compelling drivers will help to drive significant vending market adoption.
Operator Demand
• Focus on convenience
• Desire for electronic micro-
 payments
• 24/7 availability

Strategic Partnerships
• Key partner in opening up small ticket markets
  ( e.g. vending)
• GSM Contract for Customer Connections
• Affordable and Reliable Access
• Integration to Campus Payment System which
  is present on over 400 University Campuses
• Vivotech’s contactless reader solution to be
  integrated into G7 e-Port®

Sales & Marketing Strategy

• Direct sales: 8 dedicated salespeople
• Strategic co-marketing relationships
• Attendance at industry conferences and events
• 65 independent sales reps and resellers

Experienced Management Team

George R. Jensen, Jr. , Chairman and Chief Executive Officer
 Mr. Jensen has been the Chief Executive Officer and Director of USA Technologies since January 1992. He is the founder, and was Chairman, Director, and Chief Executive Officer of American Film Technologies, Inc.
 ("AFT") from 1985 until 1992. AFT was in the business of creating color imaged versions of black-and-white films. From 1979 to 1985, Mr. Jensen was Chief Executive Officer and President of International Film
 Productions, Inc. He served as Executive Producer of the twelve-hour miniseries, "A.D.", a $35 million dollar production filmed in Tunisia. Procter and Gamble, Inc., the primary source of funds, co-produced and sponsored the epic, which aired in March 1985 for five consecutive nights on the NBC network. Mr. Jensen was also the Executive Producer for the 1983 special for public television, "A Tribute to Princess Grace."
 From 1971 to 1978, Mr. Jensen was a securities broker, primarily for the firm of Smith Barney, Harris
 Upham. He was chosen 1989 Entrepreneur of the Year in the high technology category for the Philadelphia,
 Pennsylvania area by Ernst & Young LLP and Inc. Magazine. Mr. Jensen received his Bachelor of Science
 Degree from the University of Tennessee and is a graduate of the Advanced Management Program at the
 Wharton School of the University of Pennsylvania.
Stephen P. Herbert, President and Chief Operating Officer
 Mr. Herbert was elected a Director of USA Technologies in April 1996. He joined USA Technologies on May 6,
 1996. Prior to joining USA Technologies he had been employed by Pepsi-Cola, the beverage division of
 PepsiCo, Inc. since 1986. From 1994 to April 1996, he was a Manager of Market Strategy. In that position, he was responsible for directing development of market strategy for the vending channel and subsequently the supermarket channel for Pepsi-Cola in North America. Prior to that, Mr. Herbert held various sales and management positions with the Pepsi-Cola Company. He graduated with a Bachelor of Science degree from
 Louisiana State University.
David M. DeMedio, Chief Financial Officer
 Mr. DeMedio joined USA Technologies in March 1999. Prior to being named Chief Financial Officer in April
 2005, Mr. DeMedio served as Controller and Director of Network and Financial Services at USA. From 1996 to
 March 1999, Mr. DeMedio had been employed by Elko, Fischer, Cunnane and Associates, LLC as a supervisor in its accounting and auditing and consulting practice. Prior thereto, Mr. DeMedio held various accounting positions with Intelligent Electronics, Inc., a multi-billion reseller of computer hardware and configuration services. Mr. DeMedio received his Bachelor of Science in Business Administration from Shippensburg
 University and is a Certified Public Accountant.

Financial Snapshot
(as of 6/30/2008)

NASDAQ:  USAT
Industry: Business Services/Technology
Operations based in: Malvern, PA
Shares Outstanding: 15.1 million
Fully-Diluted Shares Outstanding: 17.3 million
52-Week Range:  $4.50 - $12.75 per share
Average Daily Trading Volume:  80,000 shares
Insider Ownership:  4%
Institutional Ownership:  46%
Fiscal Year End:  June 30
No. of Employees:  60

 Total Revenue by Quarter

 Transaction Volume by Quarter

Why Invest in USA Technologies?

•  Highly motivated and experienced Management team.
•  Leader in cashless transaction and network services for the unattended self-serve market.
•  Growth by delivering extraordinary value to our customers, starting with convenience to the consumer, higher sales due to credit card purchasing power, and data to run their business better along with theft reduction.
•  Existing strong partnerships.
•  Multiple revenue streams with recurring revenues and excellent profit opportunity.
•  Not dependent on any one product, customer or industry.
•  Patent protected.
•  Open ended global markets with significant growth opportunities.
•  Worldwide mega trends to fuel growth - cashless transactions now surpassing cash and checks combined, networked economy, and rising energy costs.

USA Technologies Inc. (NASDAQ: USAT)
100 Deerfield Lane, Suite 140, Malvern, PA 19355
phone: 800.633.0340 • fax: 610.989.0344
www.usatech.com
George R. Jensen, Jr.
Chairman and CEO
gjensen@usatech.com
Stephen P. Herbert
President and COO
sherbert@usatech.com